UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 2016

The McClatchy Company

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 1-9824

DELAWARE	52-2080478
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2100 Q Street
Sacramento, CA 95186

(Address and zip code of principal executive offices)

(916) 321-1846

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The McClatchy Company (the “Company”) held its annual meeting of shareholders on May 18, 2016 to vote on: (i) the election of directors for the coming year; (ii) the ratification of the appointment of Deloitte & Touche LLP as McClatchy’s independent registered public accounting firm for 2016; and (iii) the adoption of an Amended and Restated Certificate of Incorporation to effect a reverse stock split and add defined terms and update certain incorrect cross references in the existing Restated Certificate of Incorporation.

The Company’s shareholders elected directors, approved the ratification of Deloitte & Touche LLP as the Company’s independent auditors and adopted an Amended and Restated Certificate of Incorporation by voting as follows:

1. Election of Directors

	FOR	WITHHELD	BROKER NON -VOTES

Class A Common Stock

Elizabeth Ballantine	28,333,151	879,503	15,820,853
Clyde W. Ostler	28,425,857	786,797	15,820,853
Frederick R. Ruiz	28,550,970	661,684	15,820,853

Class B Common Stock

Leroy Barnes, Jr.	23,852,962	0
Molly Maloney Evangelisti	23,852,962	0
Craig I. Forman	23,852,962	0
Brown McClatchy Maloney	23,852,962	0
Kevin S. McClatchy	23,852,962	0
William B. McClatchy	23,852,962	0
Patrick J. Talamantes	23,852,962	0

		FOR	AGAINST	ABSTAIN
2.	Ratification of Deloitte & Touche LLP as independent auditors for 2015	28,319,376	33,054	3,883

		FOR	AGAINST	ABSTAIN
2.	Adoption of an Amended and Restated Certificate of Incorporation	28,146,726	204,078	5,509

Item 8.01.	Other Events.

On May 18, 2016, following the 2016 annual meeting of shareholders, the Board of Directors determined to effect the reverse stock split as of the beginning of trading on Tuesday, June 7, 2016 at a ratio of one share for ten shares (1:10). As a result, the number of shares of Class A Common Stock outstanding will be reduced to approximately 5.3 million, and the number of shares of Class B Common Stock outstanding will be reduced to approximately 2.4 million concurrent with the effectiveness of the reverse stock split. The Company’s equity market capitalization of $88.6 million would be unchanged.

On May 18, 2016, the Company announced that its Board of Directors approved a stock repurchase program. Under the repurchase program, the Company is authorized to repurchase up to $20.0 million of its outstanding shares of Class A Common Stock through December 31, 2016. This authorization replaces an existing stock authorization for up to $15 million over the same time period, of which approximately $1.9 million remains available for repurchases. Repurchases may be made by the Company from time to time in open market or privately negotiated transactions as permitted by securities laws and other legal requirements. The timing and amounts of any purchases will be based on market conditions and other factors, including price, regulatory requirements and capital availability. The repurchase program does not require the purchase of any minimum number of shares and may be suspended, modified or discontinued at any time without prior notice.

The press release issued on May 18, 2016 is furnished as Exhibit No. 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	The McClatchy Company press release dated May 18, 2016.

Forward-Looking Statements

Statements in this press release regarding future financial and operating results, including revenues, anticipated savings from costs reductions efforts, cash flows, debt levels, as well as future opportunities for the company and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: McClatchy may not generate cash from operations, or otherwise, necessary to reduce debt or meet debt covenants as expected; we may not be successful in the reducing debt whether through tenders offers, there is no assurance that a reverse stock split will result in a stock price that enables the company to stay in compliance with minimum listing standards of the New York Stock Exchange, open market repurchase programs or other negotiated transactions; transactions may not close as anticipated or result in cash distributions in the amount or timing anticipated; McClatchy may not successfully implement audience strategies designed to increase audience revenues and may experience decreased audience volumes or subscriptions; McClatchy may experience diminished revenues from retail, classified, national and direct marketing advertising; McClatchy may not achieve its expense reduction targets including efforts related to legacy expense initiatives or may do harm to its operations in attempting to achieve such targets; McClatchy’s operations have been, and will likely continue to be, adversely affected by competition, including competition from internet publishing and advertising platforms; increases in the cost of newsprint; bankruptcies or financial strain of its major advertising customers; litigation or any potential litigation; geo-political uncertainties including the risk of war; changes in printing and distribution costs from anticipated levels, including changes in postal rates or agreements; changes in interest rates; changes in pension assets and liabilities; changes in factors that impact pension contribution requirements, including, without limitation, the value of the company-owned real property that McClatchy has contributed to its pension plan; increased consolidation among major retailers in our markets or other events depressing the level of advertising; our inability to negotiate and obtain favorable terms under collective bargaining agreements with unions; competitive action by other companies; our ability to remain in compliance with NYSE listing standards; an inability to fully implement and execute its share repurchase plan; and other factors, many of which are beyond our control; as well as the other risks detailed from time to time in the company’s publicly filed documents, including the company’s Annual Report on Form 10-K for the year ended Dec. 27, 2015, filed with the U.S. Securities and Exchange Commission. McClatchy disclaims any intention and assumes no obligation to update the forward-looking information contained in this release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

May 18, 2016	The McClatchy Company

	By:	/s/ R. Elaine Lintecum
R. Elaine Lintecum
Vice President and Chief Financial Officer